Quarterly Holdings Report
for
Fidelity® Environmental Bond Fund
November 30, 2021
ENB-NPRT1-0122
1.9901920.100
Nonconvertible Bonds - 59.0%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.9%
Verizon Communications, Inc.:
1.5% 9/18/30		950,000	892,100
3.875% 2/8/29		1,250,000	1,383,700
			2,275,800
Interactive Media & Services - 0.4%
Alphabet, Inc. 1.1% 8/15/30		325,000	305,384
TOTAL COMMUNICATION SERVICES			2,581,184
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 1.1%
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	437,327
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	400,000	450,691
			888,018
Automobiles - 1.3%
Ford Motor Co. 3.25% 2/12/32		1,000,000	1,001,700
Hotels, Restaurants & Leisure - 0.8%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	100,000	112,575
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	380,000	506,157
			618,732
Household Durables - 0.5%
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	300,000	388,551
Specialty Retail - 0.1%
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	100,000	113,238
Textiles, Apparel & Luxury Goods - 0.7%
AXA Logistics Europe Master SCA 0.375% 11/15/26 (Reg. S)	EUR	500,000	560,515
TOTAL CONSUMER DISCRETIONARY			3,570,754
CONSUMER STAPLES - 4.6%
Beverages - 0.7%
PepsiCo, Inc. 2.875% 10/15/49		500,000	528,099
Food & Staples Retailing - 1.6%
Tesco Corporate Treasury Services PLC 1.875% 11/2/28 (Reg. S)	GBP	300,000	398,142
Walmart, Inc. 1.8% 9/22/31		900,000	890,180
			1,288,322
Food Products - 2.0%
General Mills, Inc. 2.25% 10/14/31		1,600,000	1,579,721
Household Products - 0.3%
Henkel AG & Co. KGaA 1.75% 11/17/26 (Reg. S)		200,000	199,180
TOTAL CONSUMER STAPLES			3,595,322
FINANCIALS - 14.6%
Banks - 10.4%
AIB Group PLC 2.875% 5/30/31 (Reg. S) (b)	EUR	425,000	504,418
Bank Ireland Group PLC 0.375% 5/10/27 (Reg. S) (b)	EUR	455,000	509,290
Bank of America Corp.:
0.981% 9/25/25 (b)		625,000	617,055
2.456% 10/22/25 (b)		325,000	334,473
Bank of Nova Scotia 0.65% 7/31/24		250,000	247,533
Bayerische Landesbank 1.375% 11/22/32 (Reg. S) (b)	EUR	200,000	226,956
BNP Paribas SA:
0.5% 5/30/28 (Reg. S) (b)	EUR	200,000	225,391
1.675% 6/30/27 (b)(c)		800,000	787,483
Canadian Imperial Bank of Commerce 0.95% 10/23/25		325,000	319,034
Fifth Third Bancorp 1.707% 11/1/27 (b)		500,000	495,323
ING Groep NV:
0.875% 6/9/32 (Reg. S) (b)	EUR	200,000	224,425
1.4% 7/1/26 (b)(c)		800,000	792,574
JPMorgan Chase & Co.:
0.653% 9/16/24 (b)		325,000	323,071
0.768% 8/9/25 (b)		700,000	690,420
NatWest Group PLC 2.057% 11/9/28 (Reg. S) (b)	GBP	300,000	401,186
Rabobank Nederland 1.004% 9/24/26 (b)(c)		750,000	734,521
Royal Bank of Canada 1.15% 7/14/26		500,000	490,216
Wells Fargo & Co. 0.805% 5/19/25 (b)		200,000	198,086
			8,121,455
Consumer Finance - 0.4%
Toyota Motor Credit Corp. 2.15% 2/13/30		325,000	328,051
Diversified Financial Services - 2.1%
Acciona Energia Financiacion Filiales SA 0.375% 10/7/27 (Reg. S)	EUR	100,000	112,842
ACEF Holding SCA 1.25% 4/26/30 (Reg. S)	EUR	200,000	226,326
CBRE Global Investors Pan European Core Fund 0.9% 10/12/29 (Reg. S)	EUR	200,000	225,426
Hitachi Finance (UK) PLC 0% 10/29/24 (Reg. S)	EUR	200,000	226,605
Kommuninvest I Sverige AB 0.875% 5/16/29 (Reg. S)	SEK	90,000	9,951
Rexford Industrial Realty LP 2.15% 9/1/31		714,000	682,599
VMED O2 UK Financing I PLC 4.75% 7/15/31 (c)		200,000	198,000
			1,681,749
Insurance - 1.7%
Metropolitan Life Global Funding I 0.95% 7/2/25 (c)		750,000	741,314
Pacific Life Global Funding II 1.375% 4/14/26 (c)		250,000	250,078
Prudential Financial, Inc. 1.5% 3/10/26		325,000	325,911
			1,317,303
TOTAL FINANCIALS			11,448,558
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Kaiser Foundation Hospitals 3.15% 5/1/27		50,000	53,475
INDUSTRIALS - 2.9%
Airlines - 0.1%
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 3/15/35 (c)		107,000	108,309
Building Products - 2.2%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75% 9/15/30		950,000	917,331
Owens Corning 3.95% 8/15/29		700,000	766,436
			1,683,767
Transportation Infrastructure - 0.6%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	320,000	374,186
Holding d'Infrastructures et des Metiers de l'Environnement 0.125% 9/16/25 (Reg. S)	EUR	100,000	112,565
			486,751
TOTAL INDUSTRIALS			2,278,827
INFORMATION TECHNOLOGY - 4.7%
IT Services - 0.4%
MasterCard, Inc. 1.9% 3/15/31		325,000	325,311
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc. 1.7% 10/1/28		700,000	694,712
Micron Technology, Inc. 2.703% 4/15/32		700,000	702,849
			1,397,561
Software - 2.0%
Autodesk, Inc. 2.4% 12/15/31		1,600,000	1,583,120
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 3% 6/20/27		350,000	374,573
TOTAL INFORMATION TECHNOLOGY			3,680,565
REAL ESTATE - 11.8%
Equity Real Estate Investment Trusts (REITs) - 9.9%
Alexandria Real Estate Equities, Inc. 3.8% 4/15/26		250,000	272,139
AvalonBay Communities, Inc. 1.9% 12/1/28		250,000	247,550
Boston Properties, Inc.:
3.4% 6/21/29		625,000	665,591
4.5% 12/1/28		700,000	796,183
Duke Realty LP:
2.25% 1/15/32		200,000	195,851
2.875% 11/15/29		625,000	655,634
ERP Operating LP:
1.85% 8/1/31		500,000	484,399
4.15% 12/1/28		325,000	367,689
Federal Realty Investment Trust 1.25% 2/15/26		325,000	320,121
Kimco Realty Corp. 2.7% 10/1/30		625,000	641,863
Prologis LP 1.25% 10/15/30		625,000	581,499
UDR, Inc. 1.9% 3/15/33		775,000	722,187
Welltower, Inc. 2.7% 2/15/27		625,000	649,843
WP Carey, Inc. 2.45% 2/1/32		1,200,000	1,187,895
			7,788,444
Real Estate Management & Development - 1.9%
Blackstone Property Partners Europe LP 1.625% 4/20/30 (Reg. S)	EUR	300,000	340,706
CTP BV:
0.5% 6/21/25 (Reg. S)	EUR	200,000	225,289
0.75% 2/18/27 (Reg. S)	EUR	100,000	110,788
1.5% 9/27/31 (Reg. S)	EUR	100,000	108,536
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	385,000	430,485
Lend Lease Finance Ltd. 3.4% 10/27/27 (Reg. S)	AUD	90,000	64,796
Vesteda Finance BV 0.75% 10/18/31 (Reg. S)	EUR	200,000	224,833
			1,505,433
TOTAL REAL ESTATE			9,293,877
UTILITIES - 12.5%
Electric Utilities - 9.7%
Avangrid, Inc. 3.15% 12/1/24		500,000	524,332
Duke Energy Carolinas LLC 3.95% 11/15/28		325,000	364,370
Duke Energy Progress LLC 3.45% 3/15/29		325,000	351,727
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (b)	EUR	400,000	461,579
ENEL Finance International NV:
0% 5/28/26 (Reg. S)	EUR	100,000	112,033
1.375% 7/12/26 (c)		800,000	783,486
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (b)	EUR	500,000	562,088
Georgia Power Co. 3.25% 4/1/26		400,000	425,803
MidAmerican Energy Co. 3.1% 5/1/27		500,000	533,886
NextEra Energy Capital Holdings, Inc. 1.9% 6/15/28		1,250,000	1,230,552
Northern States Power Co. 2.25% 4/1/31		625,000	633,447
NSTAR Electric Co.:
3.1% 6/1/51		200,000	211,942
3.25% 5/15/29		325,000	349,390
3.95% 4/1/30		325,000	367,324
Public Service Co. of Colorado 3.7% 6/15/28		325,000	357,522
Southwestern Public Service Co. 3.75% 6/15/49		325,000	382,274
			7,651,755
Independent Power and Renewable Electricity Producers - 0.9%
The AES Corp. 2.45% 1/15/31		700,000	685,212
Multi-Utilities - 1.9%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		625,000	673,815
Dominion Energy, Inc. 2.25% 8/15/31		630,000	618,300
RWE AG 0.5% 11/26/28 (Reg. S)	EUR	150,000	170,092
			1,462,207
TOTAL UTILITIES			9,799,174
TOTAL NONCONVERTIBLE BONDS (Cost $46,972,799)			46,301,736

U.S. Government and Government Agency Obligations - 29.6%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.2%
Tennessee Valley Authority 1.5% 9/15/31	200,000	197,636

U.S. Treasury Obligations - 29.4%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.06% 4/7/22	9,500,000	9,497,592
U.S. Treasury Bonds:
1.75% 8/15/41	5,150,000	5,055,852
1.875% 11/15/51	430,000	438,466
2% 8/15/51	4,943,000	5,176,248
2.25% 5/15/41	570,000	606,694
U.S. Treasury Notes:
0.25% 9/30/23	1,010,000	1,005,384
0.25% 6/15/24 (d)	150,000	148,184
0.875% 9/30/26	410,000	404,715
1.25% 9/30/28	662,000	657,138
1.375% 11/15/31	65,000	64,604
TOTAL U.S. TREASURY OBLIGATIONS		23,054,877
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,808,844)		23,252,513

U.S. Government Agency - Mortgage Securities - 0.8%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.7%
1.5% 9/1/36	249,997	251,707
2% 6/1/36	250,001	256,954
TOTAL FANNIE MAE		508,661
Freddie Mac - 0.1%
2% 4/1/51	96,850	97,275

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $607,441)		605,936

Asset-Backed Securities - 0.8%
	Principal Amount (a)	Value ($)
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS Class A, 2.31% 10/20/48 (c)	400,000	400,426
Sunrun Callisto Issuer, LLC Series 2021-2A Class A, 2.27% 1/30/57 (c)	200,000	199,290
Tesla Series 2020-A Class A3, 0.68% 12/20/23 (c)	50,000	50,080
TOTAL ASSET-BACKED SECURITIES (Cost $650,582)		649,796

Commercial Mortgage Securities - 1.2%
	Principal Amount (a)	Value ($)
Freddie Mac sequential payer:
Series 2020-KG03 Class A2, 1.297% 6/25/30	85,000	82,354
Series 2021-KG05 Class A2, 2% 1/25/31	450,000	460,195
Series 2021-KG06 Class A2, 1.777% 10/25/31	400,000	401,496
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $953,522)		944,045

Foreign Government and Government Agency Obligations - 0.8%
	Principal Amount (a)	Value ($)
German Federal Republic 0% 8/15/30 (Reg. S) (Cost $616,551)	520,000	615,964

Preferred Securities - 3.4%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Telefonica Europe BV 2.502% (Reg. S) (b)(e)	EUR	400,000	454,774
FINANCIALS - 0.6%
Banks - 0.6%
Banco Bilbao Vizcaya Argentaria SA 6% (Reg. S) (b)(e)	EUR	400,000	499,544
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(e)	EUR	100,000	114,261
UTILITIES - 2.0%
Electric Utilities - 2.0%
Iberdrola Finanzas SAU 1.575% (Reg. S) (b)(e)	EUR	200,000	225,386
Iberdrola International BV 3.25% (Reg. S) (b)(e)	EUR	400,000	485,522
ORSTED A/S 2.25% (Reg. S) (b)(e)	EUR	300,000	352,000
TenneT Holding BV 2.995% (Reg. S) (b)(e)	EUR	425,000	501,465
			1,564,373
TOTAL PREFERRED SECURITIES (Cost $2,745,981)			2,632,952

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (f) (Cost $3,024,394)	3,023,789	3,024,394

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $78,380,114)	78,027,336
NET OTHER ASSETS (LIABILITIES) - 0.5% (g)	378,997
NET ASSETS - 100.0%	78,406,333

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	2	Dec 2021	307,341	(866)	(866)
Eurex Euro-Bund Contracts (Germany)	3	Dec 2021	586,454	168	168

TOTAL PURCHASED					(698)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	6	Mar 2022	1,007,677	(3,189)	(3,189)

Treasury Contracts
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	42	Mar 2022	6,169,406	(83,437)	(83,437)

TOTAL SOLD					(86,626)

TOTAL FUTURES CONTRACTS					(87,324)
The notional amount of futures purchased as a percentage of Net Assets is 1.1%
The notional amount of futures sold as a percentage of Net Assets is 9.2%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

GBP	8,000	USD	10,595	Brown Brothers Harriman & Co.	12/01/21	45
USD	3,324	GBP	2,500	Bank Of America NA	12/01/21	(1)
EUR	90,000	USD	101,462	JPMorgan Chase Bank, N.A.	12/02/21	608
EUR	11,000	USD	12,756	JPMorgan Chase Bank, N.A.	1/13/22	(259)
EUR	28,000	USD	32,516	JPMorgan Chase Bank, N.A.	1/13/22	(706)
EUR	47,000	USD	54,451	JPMorgan Chase Bank, N.A.	1/13/22	(1,057)
EUR	17,000	USD	19,528	JPMorgan Chase Bank, N.A.	1/13/22	(216)
EUR	10,000	USD	11,348	JPMorgan Chase Bank, N.A.	1/13/22	12
EUR	264,000	USD	306,485	State Street Bank And Trust Co	1/13/22	(6,569)
EUR	70,000	USD	79,953	State Street Bank And Trust Co	1/13/22	(430)
EUR	5,000	USD	5,671	State Street Bank And Trust Co	1/13/22	9
EUR	19,000	USD	21,441	State Street Bank And Trust Co	1/13/22	143
GBP	3,000	USD	4,048	BNP Paribas	1/13/22	(55)
GBP	5,000	USD	6,653	Bank Of America NA	1/13/22	3
GBP	6,000	USD	8,056	JPMorgan Chase Bank, N.A.	1/13/22	(69)
GBP	8,000	USD	10,786	State Street Bank And Trust Co	1/13/22	(138)
GBP	9,000	USD	12,011	State Street Bank And Trust Co	1/13/22	(31)
USD	64,885	AUD	91,000	BNP Paribas	1/13/22	(20)
USD	285,565	EUR	249,000	BNP Paribas	1/13/22	2,690
USD	112,774	EUR	100,000	BNP Paribas	1/13/22	(830)
USD	196,170	EUR	173,000	BNP Paribas	1/13/22	(366)
USD	96,315	EUR	85,000	Bank Of America NA	1/13/22	(249)
USD	9,938,814	EUR	8,559,000	Citibank NA	1/13/22	215,416
USD	27,763	EUR	24,000	Goldman Sachs Bank USA	1/13/22	498
USD	101,630	EUR	90,000	JPMorgan Chase Bank, N.A.	1/13/22	(614)
USD	28,106	EUR	24,000	JPMorgan Chase Bank, N.A.	1/13/22	841
USD	85,232	EUR	76,000	JPMorgan Chase Bank, N.A.	1/13/22	(1,107)
USD	24,821	EUR	22,000	Royal Bank Of Canada	1/13/22	(172)
USD	563,099	EUR	488,000	State Street Bank And Trust Co	1/13/22	8,710
USD	928,051	GBP	674,000	BNP Paribas	1/13/22	30,896
USD	5,404	GBP	4,000	BNP Paribas	1/13/22	79
USD	16,219	GBP	12,000	BNP Paribas	1/13/22	246
USD	138,303	GBP	101,000	Bank Of America NA	1/13/22	3,862
USD	23,858	GBP	18,000	Citigroup Glbl Mkts(NSE)(A-AL)	1/13/22	(101)
USD	1,373	GBP	1,000	Goldman Sachs Bank USA	1/13/22	42
USD	144,030	GBP	105,000	JPMorgan Chase Bank, N.A.	1/13/22	4,266
USD	4,066	GBP	3,000	JPMorgan Chase Bank, N.A.	1/13/22	73
USD	6,898	GBP	5,000	State Street Bank And Trust Co	1/13/22	243
USD	118,920	GBP	87,000	State Street Bank And Trust Co	1/13/22	3,115
USD	403,887	GBP	299,000	State Street Bank And Trust Co	1/13/22	5,891
USD	16,278	GBP	12,000	State Street Bank And Trust Co	1/13/22	305
USD	12,055	GBP	9,000	State Street Bank And Trust Co	1/13/22	75
USD	10,340	SEK	89,000	JPMorgan Chase Bank, N.A.	1/13/22	451

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						265,529

Unrealized Appreciation						278,519
Unrealized Depreciation						(12,990)
Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
SEK	-	Swedish krona
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,045,561 or 6.4% of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $104,716.
(e)	Security is perpetual in nature with no stated maturity date.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(g)	Includes $17,686 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	1,205,498	77,362,125	75,543,229	737	-	-	3,024,394	0.0%
Total	1,205,498	77,362,125	75,543,229	737	-	-	3,024,394

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.U.S. Government Agency - Mortgage Securities, Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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